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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated July 27, 1994 appearing on page 23 of Landmark Graphics Corporation's Annual Report on Form 10-K for the year ended June 30, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Price Waterhouse LLP

Houston, Texas
July 26, 1995